Exhibit 99.1

Certain statements in this presentation and responses to various questions may be “forward-looking statements” which reflect the company’s current expectations or beliefs concerning future events.
Actual results of operations may differ materially from historical results or current expectations. Any such forward-looking
statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to
compete with other retailers, the performance of the company’s products within the prevailing retail environment, our strategy and expansion plans, reliance on key personnel, trade restrictions, political or financial instability in countries where the company’s goods are manufactured, availability of suitable store locations at appropriate terms and other factors which are set forth in the company’s SEC filings, which are available on our website.
Safe Harbor Statement

3 Holiday 2012 Update Holiday 2012 Update

•
877 stores in strips, outlets and
malls in 47 states
•
Small and mid-size markets
•
Mix of girls and guys apparel
and accessories
•
Fast sourcing model
•
Experienced management
•
Highly developed infrastructure
= Consistent Growth
4
WHO IS rue21

Progress Report
Merchandise:
Real Estate:
Systems & Infrastructure:
Consistency:
November 13, 2012 was rue21’s
3 year IPO Anniversary
5
Grown more diversified across all categories
350 stores opened in the last 3 years, with 2012 stores best performers  to date
DC space doubled, HQ space tripled, new allocation system
implemented, new planning system to go live Q1 2013,  eComm platform established
Double digit sales and profit increases every year
Never missed a quarterly earnings guidance estimate
Never missed a quarterly earnings guidance estimate

Consistent Sales Growth Compound Sales Growth of 26% over 8 yrs. $ in Millions 6 $ in Millions

Proven Earnings Growth &
Margin Expansion
11.7%
11.3%
8.6%
7.9%
5.9%
Compound EBITDA Growth
Compound EBITDA Growth
of 46% over 8 yrs.
of 46% over 8 yrs.
$ in Millions $ in Millions
Note: TTM Q-3 ‘12 Adjusted for CA wage & hour class action
7

•
Flexibility in Real Estate Options
•
Flexibility in Merchandise Assortment
•
Consistent New Store Productivity
•
Consistent Positive Comp Store Sales
•
Consistent Investments in Growth: Systems and Infrastructure
2013 Projection: $1 BILLION IN SALES AND APPROXIMATELY 1000 STORES
The Secret Sauce:
Consistency and Flexibility
8

9 MULTIPLE GROWTH DRIVERS

2012 New Stores
Generating Record Results
10
New stores sales per square foot up 9%
New stores 4-wall per square foot up 15%
ROI rates up 10 bps on similar build out costs
Note: Comparison to 2011 fleet of new stores

Growth Potential by U.S. Shopping Center Type
11
Ability to
DOUBLE
our Growth!
18%
Current
Stores
Identified
Locations
Share
Strip Centers 451 2,500
18%
Regional Malls
313
1,100
28%
Outlet Centers
113
175
65%
Total 877 3,775 23%
2008 2012
0
300
600
900
1,200
1,500
449
877
1,700
Predictable Growth – Real Estate
2018E+

12 FARMINGTON, MO #3 VOLUME STORE in NOV/DEC #3 VOLUME STORE in NOV/DEC

13 HAZARD, KENTUCKY

14 BISMARCK, ND

SIOUX FALLS, SD

PREDICTABLE GROWTH -- MERCHANDISE
Color, Color, Color
Dominating the Sector in Dresses
Strengthening of Fashion Knits and Woven Tops
Denim at Better Price Points
Sandals and Casual Footwear
Guys Key Item Knits Including Tanks
16
ABILITY TO CAPITALIZE ON TRENDS:

17 COLOR, COLOR, COLOR

18 etc! Division Improvement

eComm Opportunity Update
19
Go
LIVE
on target for early 2014
eComm leader onboard; dedicated internal
resources in place
Growing online presence and viral marketing
initiatives
2
million emails collected
4 million predicted to be captured by go-live
•
•
•
•

Status Commentary
Headquarters
Systems Software – latest releases, ERP, financial, real estate,
HRIS with state of the art hardware
Planning and Allocation Systems
Headquarters expanded to 84,000 sq ft to support 25%
future associate growth
Team
Focus on recruiting and talent management
Expanded field management organization & focus
Distribution Center
DC square footage doubled to support up to 1,600
stores
eCommerce
Leadership retained and eComm strategy being
developed
Vendor selection process initiated with “go-live” set
for 2014
20
Investments Made to
Support Our Growth

Identify and capture operations efficiencies and
Increase Comp Sales in 2013
– Add technology tools/mobile scanners
– Redesign business processes
– Improve workforce management
– Simplify visual merchandising tasks
Project Simplification
21

Consistent Long-Term Comp Sales Gains $100 Valued by Successive Comp Store % Performance $ in Millions 22

Predictable Net Income Results
First Second Third Fourth First Second Third Fourth
Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
Net Sales Growth 40.1% 42.0% 27.9% 20.9% 20.4% 26.9% 33.6% 43.6%
Net Income Growth 249.7% 59.0% 50.9% 22.5% 56.3% 31.2% 55.8% 33.1%
Comp Store Sales 12.7% 8.9% 9.8% 1.8% -5.2% 0.7% 6.6% 11.2%
First Second Third Fourth First Second Third Fourth
Quarter Quarter Quarter Quarter Quarter Quarter Quarter Quarter
Net Sales Growth 40.7% 27.6% 40.7% 30.5% 27.6% 14.3% 19.5% 22.3%
Net Income Growth 257.5% 23.5% 106.9% 67.9% 94.7% 20.0% 19.5% 41.0%
Comp Store Sales 8.3% 0.6% 13.5% 8.6% 7.7% -1.6% 1.8% 1.5%
First Second Third Fourth First Second Third
Quarter Quarter Quarter Quarter Quarter Quarter Quarter
Net Sales Growth 25.5% 21.0% 18.8% 15.7% 18.9% 17.0% 15.6%
Net Income Growth 65.2% 20.0% 22.4% 18.7% 20.6% 18.5% 14.5%
Comp Store Sales 5.2% -0.3% 0.0% -2.2% 1.7% 0.5% 0.2%
Fiscal 2009 Fiscal 2010
               Fiscal 2011 Fiscal 2012
               Fiscal 2007 Fiscal 2008
Ability to Expand Net Income by Double Digits in Low Comp Growth Quarters
23
Note: Q-3 ‘12 Adjusted for CA wage & hour class action

Gross Margin Long-Term Gains Year Over Year Margin Change 24 -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% FY08 FY09 FY10 FY11 Q3 FY12 YTD peers rue21

Gross Margin History 25 34.1% 35.8% 37.0% 37.7% 38.1% 31.0% 32.0% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% 39.0% $0 $50 $100 $150 $200 $250 $300 $350 FY08 FY09 FY10 FY11 TTM Q3 2012 Gross Profit $ GM%

Years Ended
Jan
2011
Jan
2012
TTM
Q-3
Long Term
GOAL
Gross Margin
37.0% 37.7% 38.1%
38.5 - 39.0%
Selling, General and Administrative
*25.7% *25.9% *26.3%
25.0 - 25.5%
Depreciation and Amortization
3.4% 3.5% 3.7%
3.0%
Operating Income Margin
7.9% 8.3% 8.1%
10.5%
Pre-Tax Income Margin
7.8% 8.3% 8.1%
10.5 - 11.0%
Net Income
4.8% 5.1% 5.1%
6.0 - 7.0%
*Stock Comp Margin
.4% .7% 1.1%
Margin Expansion Opportunity
Note: TTM Q-3  Adjusted for CA wage & hour class action
26

METRIC
METRIC
LONG-TERM TARGET
LONG-TERM TARGET
SQUARE FOOTAGE CAGR
square footage growth =
“mid teens”
COMPARABLE STORE
SALES GROWTH
LOW SINGLE DIGITS
GROSS MARGIN 150 BPS IMPROVEMENT
NET INCOME CAGR 17% - 20%
Long-Term Financial Targets
27